UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________

FORM 8-K

____________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 4, 2019

____________________

Monroe Capital Corporation

(Exact name of registrant as specified in its charter)

____________________

Maryland	814-00866	27-4895840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

311 South Wacker Drive, Suite 6400, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

(312) 258-8300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share 5.75% Notes due 2023	MRCC MRCCL	The Nasdaq Global Select Market The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01. Entry Into a Material Definitive Agreement.

On November 4, 2019, at an in-person meeting, the board of directors (the “Board”) of Monroe Capital Corporation (the “Company”) approved an Amended and Restated Investment Advisory and Management Agreement (the “Restated Advisory Agreement”) between the Company and Monroe Capital BDC Advisors, LLC (the “Investment Adviser”). The Restated Advisory Agreement is substantially the same as the prior Investment Advisory and Management Agreement, except that it was amended to provide that the base management fee will be calculated at an annual rate of 1.00% of the total assets of the Company (including assets purchased with borrowed amounts but excluding cash and cash equivalents) that exceeds the product of (i) 200% and (ii) the value of the Company’s total net assets. Consistent with the prior investment advisory agreement, the New Investment Advisory Agreement provides that the base management fee is otherwise calculated at an annual rate equal to 1.75% of the total assets of the Company (including assets purchased with borrowed amounts but excluding cash and cash equivalents).

The description above is only a summary of the material provisions of the Restated Advisory Agreement and does not purport to be complete and is qualified in its entirety by reference to the provisions in such agreement, a copy of which is attached hereto as Exhibit 10.1.

ITEM 2.02. Results of Operations and Financial Condition.

On November 6, 2019, Monroe Capital Corporation (the “Company”) issued a press release announcing the Company’s financial results for the third quarter ended September 30, 2019. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

ITEM 9.01. Financial Statements and Exhibits.

10.1	Amended and Restated Investment Advisory and Management Agreement between Monroe Capital Corporation and Monroe Capital BDC Advisors, LLC, dated as of November 4, 2019

99.1	Press Release, dated November 6, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONROE CAPITAL CORPORATION

By:	/s/ Aaron D. Peck
Name: Aaron D. Peck
Title: Chief Financial Officer

Dated: November 6, 2019